Spectrum Organic Products, Inc.

News Release                                                Contact: Tori Janaya
                                                            --------------------
For Immediate Release                                     707-778-8900 ext. 3316
---------------------                                 torij@spectrumorganics.com

Spectrum Organic Products Reports Third Quarter Results
--------------------------------------------------------

PETALUMA, CA (November 9, 2004) Spectrum Organic Products, Inc. (OTCBB-SPOP.OB) reported that net sales for the three months ended September 30, 2004 were $12,189,400, basically equal to net sales of $12,168,900 for the same period of the prior year1. Although total net sales were flat versus the prior year, sales of the Company's culinary products continued to grow, increasing by 5% over the prior year. This was offset by a 17% decline in the Company's Spectrum Essentials(R) products, which were temporarily impacted by the launch of the Company's new Fresh & Cold program, which asks that distributors treat Spectrum Essentials(R) like a perishable product line. That change required a one-time reduction of trade inventories to an approximate thirty day supply and will improve the freshness of product at the retail shelf.

Spectrum reported net income for the quarter of $32,300 versus net income of $325,300 for the prior year. The reduced profit for 2004 was primarily attributable to margin pressure on the company's culinary product lines as a result of increased costs for certain key organic raw materials such as olive oil and canola oil. Also contributing to the reduced profit in 2004 was the Fresh & Cold program and its effect on sales of the Spectrum Essentials(R) products, the Company's highest margin products.

Net sales for the nine months ended September 30, 2004 were an all-time record for the Company of $37,733,900 versus net sales of $33,858,000 for the prior year, an increase of 11%. Sales growth continued to be excellent on the culinary side of the business, with the Spectrum Naturals(R) branded culinary products up 16% and the Spectrum Ingredients Division industrial culinary sales increasing by 19%. Net income for the nine months ended September 30, 2004 was $101,700 versus $1,276,900 for the same period of the prior year. Once again, the decline in 2004 was primarily driven by increased raw material costs and higher spending on sales and marketing programs, particularly the new "I am Spectrum" advertising campaign. Also contributing to the reduced net income in 2004 was the relocation of the Company's manufacturing facility to Cherokee, Iowa. The new Iowa facility provides the Company with a four-fold increase in capacity and a state-of-the-art, organically certified production facility. Relocation and other expenses incurred with the move to Iowa for the nine months ended September 30, 2004 were $171,000.

Management believes that earnings before interest, taxes, depreciation and amortization (EBITDA)2 is an important measure of its financial performance. For the three months ending September 30, 2004, Spectrum reported EBITDA of $310,800 versus EBITDA of $645,200 for the prior year. The decline was primarily attributable to the reduced gross profit and increased sales and marketing spending. For the nine months ending September 30, 2004, Spectrum reported EBITDA of $880,400 versus EBITDA of $2,025,500 for the prior year. Higher raw material costs, increased spending on sales and marketing programs in 2004, and the move to the new Iowa facility were the driving forces behind the reduced EBITDA performance year-to-date.

"Our third quarter sales results were disappointing from a statistical sense, however, the new Fresh & Cold program, while negatively impacting our third quarter, is an important strategic shift for us that will enable us to compete more effectively on the retail shelf. Meanwhile, our culinary businesses continued to deliver impressive growth on the strength of our healthy oils position", said Neil G. Blomquist, Spectrum CEO.

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Spectrum Organic Products, Inc. is a leading manufacturer and marketer of natural and organic culinary oils, vinegar, condiments and butter substitutes under the Spectrum Naturals(R) brand and essential fatty acid nutritional supplements under the Spectrum Essentials(R) brand. The company also produces and sells a wide range of oils, vinegar and nutritional ingredients to other manufacturers through its Spectrum Ingredients Division. All of the company's products feature healthy oils that are mechanically extracted and free of trans fats and genetically modified organisms.

"Safe Harbor" statements under the Private Securities Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by the forward-looking statements. These risks and uncertainties are described in the company's Securities and Exchange Commission filings under the trading symbol "SPOP.OB".
-------------------------------


1 Net sales by business segment for the three and nine month periods ended September 30, 2004 and 2003 are summarized as follows:

                                                                                Three months ended September 30,
                                                                                --------------------------------
                                                                         2004               2003        % Change
                                                                         ----               ----        --------
Spectrum Naturals(R) Culinary Products                            $ 6,069,200        $ 5,796,500             +5%
Spectrum Essentials(R) Nutritional Supplements                      2,281,100          2,761,100            -17%
Spectrum Ingredients/Other                                          3,839,100          3,611,300             +6%
                                                                    ---------          ---------             ---
Total Net Sales                                                  $ 12,189,400       $ 12,168,900             ---
                                                                 ------------       ------------             ---


                                                                                 Nine months ended September 30,
                                                                                 -------------------------------
                                                                         2004               2003        % Change
                                                                         ----               ----        --------
Spectrum Naturals(R) Culinary Products                           $ 17,979,100        $15,453,600            +16%
Spectrum Essentials(R) Nutritional Supplements                      7,080,400          7,737,700             -8%
Spectrum Ingredients/Other                                         12,674,400         10,666,700            +19%
                                                                   ----------         ----------            ----
Total Net Sales                                                  $ 37,733,900       $ 33,858,000            +11%
                                                                 ------------       ------------            ----


2 The reconciliation of net income to EBITDA for the three and nine month periods ended September 30, 2004 and 2003 is summarized as follows:

                                                                                Three months ended September 30,
                                                                                --------------------------------
                                                                                      2004                  2003
                                                                                      ----                  ----
Net Income                                                                        $ 32,300              $325,300
Add back: Provision for Income Taxes                                                21,500                16,800
          Interest Expense                                                          98,300               164,200
          Depreciation and Amortization Expense                                    158,700               138,900
                                                                                   -------               -------
EBITDA                                                                           $ 310,800              $645,200
                                                                                 ---------              --------


                                                                                 Nine months ended September 30,
                                                                                 -------------------------------
                                                                                      2004                  2003
                                                                                      ----                  ----
Net Income                                                                        $101,700           $ 1,276,900
Add back: Provision for Income Taxes                                                67,700                81,200
          Interest Expense                                                         250,100               317,200
          Depreciation and Amortization Expense                                    460,900               350,200
                                                                                   -------               -------
EBITDA                                                                            $880,400           $ 2,025,500
                                                                                  --------           -----------
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                               SPECTRUM ORGANIC PRODUCTS, INC.
                                       BALANCE SHEETS

                                           ASSETS


                                                                 (Unaudited)
                                                                September 30,   December 31,
                                                                    2004           2003
                                                                ------------    ------------
Current Assets:
   Cash                                                         $      7,500    $      7,300
   Accounts receivable, net                                        4,436,300       4,163,200
   Inventories, net                                                9,843,000       8,007,200
   Deferred income taxes - current                                   739,500         514,200
   Prepaid expenses and other current assets                         514,100         297,500
                                                                ------------    ------------
Total Current Assets                                              15,540,400      12,989,400

Property and Equipment, net                                        4,841,300       4,338,700

Other Assets:
   Deferred income taxes - long-term                                 797,000       1,087,700
   Intangible assets, net                                            585,300         586,800
   Other assets                                                      228,600         218,300
                                                                ------------    ------------
Total Assets                                                    $ 21,992,600    $ 19,220,900
                                                                ------------    ------------

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Bank overdraft                                               $    121,400    $    513,800
   Line of credit                                                  6,792,100       4,833,000
   Accounts payable, trade                                         5,624,900       4,168,000
   Accrued expenses                                                  794,400       1,307,700
   Current maturities of term notes payable and capital lease
     obligations                                                     420,700         322,300
   Current maturities of notes payable, related parties              255,500         275,200
   Income taxes payable                                                 --             9,900
                                                                ------------    ------------
Total Current Liabilities                                         14,009,000      11,429,900

Notes payable and capitalized lease obligations, less
  current maturities                                               1,336,800       1,104,200
Notes payable, related parties, less current maturities              371,900         549,200
Deferred rent                                                         40,400          50,700
                                                                ------------    ------------
Total Liabilities                                                 15,758,100      13,134,000
                                                                ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized, no shares
       issued or outstanding                                            --              --
   Common stock, no par value, 60,000,000 shares authorized,
       46,386,943 and 46,254,777 issued and outstanding at
       September 30, 2004 and December 31, 2003, respectively      9,625,400       9,579,500
   Accumulated deficit                                            (3,390,900)     (3,492,600)
                                                                ------------    ------------
Total Stockholders' Equity                                         6,234,500       6,086,900
                                                                ------------    ------------
Total Liabilities and Stockholders' Equity                      $ 21,992,600    $ 19,220,900
                                                                ------------    ------------

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                                     SPECTRUM ORGANIC PRODUCTS, INC.
                                        STATEMENTS OF OPERATIONS



                                                    (Unaudited)                   (Unaudited)
                                                Three Months Ended              Nine Months Ended
                                             Sept. 30,       Sept. 30,       Sept. 30,      Sept. 30,
                                               2004            2003            2004           2003
                                           ------------    ------------    ------------    ------------
Net Sales                                  $ 12,189,400    $ 12,168,900    $ 37,733,900    $ 33,858,000

Cost of Goods Sold                            9,411,700       9,069,100      29,093,900      24,719,800
                                           ------------    ------------    ------------    ------------
Gross Profit                                  2,777,700       3,099,800       8,640,000       9,138,200
                                           ------------    ------------    ------------    ------------
Operating Expenses:

   Sales and Marketing                        1,697,000       1,634,200       5,401,900       4,699,000

   General and Administrative                   932,500         959,300       2,836,300       2,774,500
                                           ------------    ------------    ------------    ------------
Total Operating Expenses                      2,629,500       2,593,500       8,238,200       7,473,500
                                           ------------    ------------    ------------    ------------

Income from Operations                          148,200         506,300         401,800       1,664,700
                                           ------------    ------------    ------------    ------------
Other Income (Expense):

   Interest Expense                             (98,300)       (164,200)       (250,100)       (317,200)
   Other                                          3,900            --            17,700          10,600
                                           ------------    ------------    ------------    ------------
Total Other Expenses                            (94,400)       (164,200)       (232,400)       (306,600)
                                           ------------    ------------    ------------    ------------

Income Before Income Taxes                       53,800         342,100         169,400       1,358,100

Provision for Income Taxes                       21,500          16,800          67,700          81,200
                                           ------------    ------------    ------------    ------------
Net Income                                 $     32,300    $    325,300    $    101,700    $  1,276,900
                                           ============    ============    ============    ============

Basic and Fully Diluted Income Per Share   $       0.00    $       0.01    $       0.00    $       0.03
                                           ============    ============    ============    ============

Weighted Average Shares Outstanding          46,386,943      45,911,672      46,328,147      45,775,026
                                           ============    ============    ============    ============

Fully Diluted Average Shares Outstanding     48,278,211      48,146,790      48,629,181      46,768,085
                                           ============    ============    ============    ============

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                             SPECTRUM ORGANIC PRODUCTS, INC.
                                STATEMENTS OF CASH FLOWS



                                                                     (Unaudited)
                                                                  Nine Months Ended
                                                              Sept. 30,       Sept. 30,
                                                                2004            2003
                                                            ------------    ------------
Cash Flows from Operating Activities:                               --              --
Net Income                                                  $    101,700    $  1,276,900
  Adjustments to Reconcile Net Income to Net
   Cash used in Operating Activities:
  Provision for uncollectible receivables                         38,700          77,900
  Provision for inventory obsolescence                           168,100         132,000
  Depreciation and amortization expense                          460,900         350,200
  Imputed interest on note payable, related party                 15,200          14,200
  Write-down of bottling equipment due to reconfiguration           --            53,000

Changes in Assets and Liabilities:
  Accounts receivable                                           (311,800)     (1,295,700)
  Inventories                                                 (2,003,900)     (3,689,000)
  Other assets                                                  (161,500)       (148,500)
  Accounts payable                                             1,456,900       1,618,400
  Accrued expenses and other liabilities                        (533,400)        (82,300)
                                                            ------------    ------------
Net Cash Used in Operating Activities                           (769,100)     (1,692,900)
                                                            ------------    ------------

Cash Flows from Investing Activities:
  Purchase of property and equipment                            (962,100)     (1,152,200)
  Purchase of intellectual property                                 --          (275,000)
                                                            ------------    ------------
Net Cash Used in Investing Activities                           (962,100)     (1,427,200)
                                                            ------------    ------------

Cash Flows from Financing Activities:
  Decrease in bank overdraft                                    (392,400)       (573,800)
  Proceeds from line of credit                                16,413,300      31,762,000
  Repayment of line of credit                                (14,454,200)    (28,818,000)
  Proceeds from note payable                                     554,100       1,495,200
  Repayment of bank term notes payable                          (187,500)       (491,300)
  Repayment of capitalized lease obligations                     (35,500)        (36,900)
  Repayment of notes payable, related parties                   (212,300)       (205,600)
  Proceeds from exercise of common stock equivalents              45,900          70,700
                                                            ------------    ------------
Net Cash Provided by Financing Activities                      1,731,400       3,202,300
                                                            ------------    ------------
Net Increase in Cash                                                 200          82,200

Cash, beginning of the year                                        7,300           1,000
                                                            ------------    ------------
Cash, end of the period                                     $ 7,500$ 7,500  $     83,200
                                                            ------------    ------------
Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                                $     16,000    $    311,000
  Cash paid for interest                                    $    243,300    $    313,900

Non-Cash Financing Activities:
  Purchase of intellectual property with debt                       --      $    275,000

                                         -End-

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